UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2013

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

Simmons First Submits Bid for Metropolitan National Bank

Simmons First National Corporation (the “Company”) submitted a qualifying bid of $16.9 million to acquire Metropolitan National Bank ("MNB").  MNB is being offered for sale pursuant to the bankruptcy proceeding of its parent bank holding company, Rogers Bancshares, Inc.   Pursuant to the bidding procedures approved by the U.S. Bankruptcy Court, Simmons First and the other qualified bidders will have the opportunity to participate in an auction to acquire MNB on September 9, 2013.

MNB has a rich history of providing exemplary customer service to the communities in which it is located.  Simmons First, if it is successful in its attempt to acquire MNB, will combine the operations of MNB with Simmons First National Bank and continue to provide the highest quality customer service throughout the combined service area.

Simmons First National Corporation is a $3.6 billion Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas.  The Company’s eight banks conduct financial operations from 91 offices, of which 87 are financial centers, in 54 communities, in Arkansas, Kansas and Missouri.  The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC”.

Forward Looking Statements

Statements in this current report that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements of this type speak only as of the date of this news release.  By nature, forward-looking statements involve inherent risk and uncertainties.  Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements.  Forward-looking statements regarding the Metropolitan National Bank acquisition bid are based on currently available information.  If the acquisition bid is successful, actual results could differ materially after the consummation of this acquisition.  Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: September 4, 2013	Robert A. Fehlman,
Senior Executive Vice President, Chief Financial Officer and Treasurer